Exhibit 99


                  IN THE COURT OF CHANCERY IN THE STATE OF DELAWARE
                             IN AND FOR NEW CASTLE COUNTY

           ---------------------------------------------x
           QUIN R. FRAZER, on behalf of himself         :
           and all others similarly situated,           :
                                                        :
                               Plaintiff,               :
                                                        :
                     v.                                 :
                                                        :    C.A. No. 14831
           JACK NELSON, ROBERT SPIRA,                   :             -----
           SOL TRIEBWASSER, GARY A. KITTRELL,           :
           GEORGE A. SILVER, GEORGE AARON,              :
           ADVANCED MAMMOGRAPHY SYSTEMS, INC.           :
           and ADVANCED NMR SYSTEMS, INC.               :
                                                        :
                                                        :
                               Defendants.              :
           ---------------------------------------------x

                                CLASS ACTION COMPLAINT
                                ----------------------

                     Plaintiff, by and through his  attorneys, alleges the

           following upon information and belief, except as to paragraph 1 which is alleged upon personal knowledge:

                                     INTRODUCTION
                                     ------------

                     This action arises out of an unlawful scheme and plan

           by Advanced NMR Systems, Inc.  ("NMR"), the 61% shareholder  of

           Advanced Mammography Systems, Inc.  ("AMS" or the "Company") to

           acquire  the  minority  shares   of  the  Company  for  grossly

           inadequate consideration  in  breach of  defendants'  fiduciary duties.

                                     The Parties
                                     -----------

                     1.   Plaintiff is and has  been at all relevant times

           the owner of shares of the common stock of AMS.

                     2.   Defendant Jack Nelson ("Nelson") is and has been

           at all relevant times the Chairman of AMS.  In addition, Nelson serves as the Chairman and Treasurer of NMR.

                     3.   Defendant Robert Spira ("Spira") is and has been

           at all  relevant times the Vice Chairman  of AMS.  In addition,

           Spira is and has been at  all relevant times the Vice  Chairman and a director of NMR.

                     4.   Defendant George Aaron ("Aaron") is and has been

           at all relevant times a director of AMS and NMR.

                     5.   Defendant  George A.  Silver ("Silver"),  is and

           has been at all relevant times a director of AMS and NMR.

                     6.   Defendant Sol Triebwasser ("Triebwasser") is and

           has been at all relevant times a director of AMS and NMR.

                     7.   Defendant Gary A.  Kittrell ("Kittrell"), is and

           has at all relevant times been a director of AMS.

                     8.   Defendants Nelson, Spira, Triebwasser, Kittrell,

           Silver and  Aaron are  hereinafter collectively referred  to as the "Individual Defendants."

                     9.   By virtue of their  positions as officers and/or

           directors of  AMS, the Individual Defendants are in a fiduciary relationship with plaintiff and other public stockholders of AMS, and owe plaintiff and other members of the

           Class (defined below) the  highest obligations of good  faith,

           candor, loyalty and fair dealing.

                     10.  By virtue of  their dual positions as  directors

           and/or officers of AMS and NMR (except defendant Kittrell), the

           Individual  Defendants  suffer  from  disabling   conflicts  of

           interest in that their duty to  NMR to obtain AMS as cheaply as possible  is  in conflict  with  their  obligation to  maximize shareholder value for AMS' public shareholders.

                     11.  Defendant AMS is a Delaware corporation with its

           principal  executive  offices  located  at   46  Jonspin  Road,

           Wilmington, Massachusetts.  AMS is a  development-stage company

           which  was   organized  to  acquire   and  develop  proprietary

           technology  from  NMR  in  order to  design,  manufacture,  and commercialize  a dedicated  magnetic resonance  imaging ("MRI")

           system for breast imaging which can be used in the detection of breast tissue abnormalities and aid in  the diagnosis of breast cancer.

                     12.  Defendant  NMR is  also  a Delaware  corporation

           with  its principal  executive  offices located  at 46  Jonspin

           Road, Wilmington,  Massachusetts.   NMR is a  development stage

           company which researches MRI systems.  NMR also  researches and develops  high speed  components for  MRI systems  and magnetic resonance systems for dedicated purposes.

                     13.  NMR owns  61% of  the outstanding shares  of AMS

           and, as such, is  a controlling shareholder and  owes fiduciary obligations of good faith, candor, loyalty and fair dealing  to the public shareholders of AMS.

                               CLASS ACTION ALLEGATIONS
                               ------------------------

                     14.  Plaintiff   brings  this  action  on  behalf  of

           himself and as a class action, pursuant to Rule 23 of the Rules of  the Court of Chancery, on behalf of all public stockholders of AMS,  and their successors in  interest, who are  or will be threatened with injury arising from defendants' actions as more

           fully described herein (the "Class").   Excluded from the Class

           are defendants herein and any person, firm, trust, corporation,

           or  other entity  related  to or  affiliated  with any  of  the defendants.

                     15.  This  action is properly maintainable as a class

           action because:

                          (a)  The Class  is so  numerous that  joinder of

           all members if impracticable.  As of March 15, 1995, there were

           approximately   6.5   million  shares   of  AMS   common  stock

           outstanding, collectively held by approximately 77 stockholders

           of  record and  many more  beneficial owners.   Members  of the

           Class are scattered throughout the United States.

                          (b)  There are questions of  law and fact  which

           are common to the Class.

                          (c)  Defendants have acted and will  continue to

           act  on  grounds generally  applicable  to  the Class,  thereby

           making   appropriate   final   injunctive    or   corresponding

           declaratory relief with respect to the Class as a whole.

                     16.  Plaintiff  is  committed to  the  prosecution of

           this action  and has retained competent  counsel experienced in litigation  of this nature.  Plaintiff's  claims are typical of the  claims of other members of the Class and plaintiff has the same interests as the
           other members of the Class.  Accordingly, plaintiff is an

           adequate  representative of the Class and  will fairly and adequately protect the interests of the Class.



                                   CLAIM FOR RELIEF
                                   ----------------

                     17.  AMS was  organized in  July 1992 to  acquire and

           develop  proprietary technology  from NMR  in order  to design,

           manufacture, and commercialize an MRI system for breast imaging

           which  can  be   used  in  the   detection  of  breast   tissue

           abnormalities and aids in the diagnosis of breast cancer.

                     18.  AMS'  shares  were  sold  to the  public  in  an

           initial public offering  in January, 1993 at a price  of $6 per share.

                     19.  In  February,  1995,  AMS filed  an  application

           seeking FDA  clearance to commence commercial  marketing of its dedicated  MR  Breast  Imaging  System  known  as  Aurora  (TM)

           ("Aurora").

                     20.  On September 28, 1995, AMS announced that it had

           concluded  an agreement  with the  University of  Texas medical branch at  Galveston for the  first installation of  Aurora for clinical evaluation at the University's Breast  Imaging Center.

           Aurora  is the  first dedicated  MR  breast imaging  system and

           enables    noninvasive,   high   quality   breast   images   at

           significantly lower cost than conventional MRI scanners.

                     21.  On  September  28, 1995,  Peter B.  Roemer, AMS'

           executive  vice president of  research and  technology, boasted that:

                     The Aurora system was designed for patient comfort and user-friendly operation, as well as maximum image resolution. We are confident it will ultimately
                                    --------------------------------------
                     become   an  important   tool   in  more   accurately
                     -----------------------------------------------------
                     diagnosing breast  disease  for high-risk  women  for
                     -----------------------------------------------------
                     whom conventional x-ray mammography is insufficient.
                     ----------------------------------------------------

                     22.  According to NMR's  annual report on  Form 10-K,

           filed with  the SEC  on or  about January  20, 1996,  the first

           Aurora unit  was expected to  be shipped with weeks  and "it is expected  to be an  important adjunct to  x-ray mammography and ultrasound in the diagnostic workup of patients."

                     23.  According  to  NMR's  1995  10-K,  AMS  is  also

           engaged in  other promising business activities.   For example,

           AMS is negotiating with several other breast imaging centers to establish additional beta  test sites for Aurora and is engaged in pre-market  activities to educate potential  customers about

           Aurora's capabilities.   In addition, AMS has developed and has

           a patent pending  on an  imaging technique to  suppress fat  in breast  images, a technique that is expected to be particularly helpful in imaging dense breast  tissue that is often difficult

           to  interpret using  conventional x-ray  mammography.   AMS has

           also  begun  developmental  work  to  integrate  an  MR  guided localization and biopsy device patent.

                     24.  On February 5, 1996,  AMS and NMR announced that

           they had entered into a definitive merger agreement pursuant to which the two companies would merge in a stock swap transaction

           ("agreement").  Pursuant  to the terms of the agreement, public shareholders of AMS would receive  the equivalent of $2.625  in

           NMR stock for each share of AMS stock held.

                     25.  AMS and  NMR further  announced that the  actual

           number  of  shares  to  be  issued  for  AMS  shares  would  be determined by dividing  $2.625 by the average  closing price of

           NMR  common stock over a 30-day trading period ending five days prior to the closing of the transaction,  but that NMR will not issue  more than 1.297059 shares  for each share  of AMS common stock.

                     26.  The agreement is timed  to take advantage of the

           Company's severely  depressed share  price, which  is currently well below its 52-week high of  $15 1/4.  Moreover, the Company will soon  realize the substantial benefits  of its much-touted

           Aurora system which is  to be introduced shortly and  which has not  yet been fully reflected in the  price of AMS' stock.  NMR

           has  breached   is  fiduciary   duties  by  failing   to  offer

           consideration  for the  Company's minority  shares  which takes into account  the future  financial prospects of  the Company's products.

                     27.  Because NMR controls over 60% of AMS, no auction

           or market check can be effected to establish AMS' worth through

           arms-length bargaining.    Thus,  NMR  has  the  power  and  is

           exercising  its  power  to  acquire AMS'  minority  shares  and dictate  terms  which  are  in  NMR's  best  interest,  without competing  bids and regardless of the  wishes or best interests of Class members.

                     28.  The  purported review  of  the transaction  by a

           special  committee  of   AMS'  "independent  directors"  which,

           according to  defendants, has reviewed the  agreement and found it  to be fair to  the Company's shareholders  from a financial

           point  of view,  is a  sham.   As  stated above,  each of  AMS'

           directors, with the exception of defendant Kittrell, is also  a

           director  and/or  officer  of   NMR.    Defendant  Kittrell  is
           dependant upon the remaining directors and NMR for his position as a  director and  the substantial  benefits that result  from that position.  Thus, each of the Individual Defendants suffers from disabling  conflicts of interest  in that their  desire to remain entrenched in  their positions  at AMS  and advance  the interests of  NMR  are in  conflict  with their  obligation  to maximize shareholder value for AMS's minority shareholders.

                     29.  By  virtue  of  the  acts  and  conduct  alleged

           herein,  NMR and  the Individual  Defendants are  not complying with their fiduciary duties and are carrying out a preconceived plan  and scheme to advance  NMR's interests at  the expense of

           AMS' public shareholders.

                     30.  Unless enjoined  by this Court,  defendants will

           continue to breach their fiduciary duties owed to plaintiff and the other members of the Class, all to the irreparable harm  of the Class.

                     31.  Plaintiff  and  the other  members of  the Class

           have no adequate remedy at law.

                     WHEREFORE, plaintiff demands judgment as follows:

                          (a)  declaring this to be a proper class action;

                          (b)  enjoining  consummation   of  the  proposed

           transaction;  or, if  it  is  consummated, awarding  rescissory damages to the Class;

                          (c)  ordering defendants, jointly and severally,

           to account to plaintiff and the other  members of the Class for all damages suffered and to be  suffered by them as a result of the wrongs alleged herein;

                          (d)  awarding    plaintiff    the   costs    and

           disbursements of this action,  including a reasonable allowance for plaintiff's attorney's fees and experts' fees; and

                          (e)  granting  such other and  further relief as

           this Court may deem to be just and proper.



                               ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.


                          By:   /s/ [Signature Illegible]
                               ------------------------------------------
                               First Federal Plaza, Suite 214
                               P.O. Box 1070
                               Wilmington, DE  19899-1070
                               (302) 656-4433
                               Attorneys for Plaintiff

           OF COUNSEL:

           GOODKIND LABATON RUDOFF
             & SUCHOROW LLP
           100 Park Avenue
           New York, NY  10017
           (212) 907-0700